SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     April 26, 2002

GIANT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of jurisdiction of incorporation)	1-10398 (Commission File Number)	86-0642718 (IRS Employer Identification No.)

23733 North Scottsdale Road Scottsdale, Arizona (Address of principal executive offices)	85255 (Zip Code)

Registrant’s telephone number, including area code

(480) 585-8888

Item 5.     Other Events

      See press release attached hereto as Exhibit 99.1.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	/s/ GARY R. DALKE

Gary R. Dalke
Vice President and Chief Accounting Officer
(Principal Accounting Officer)

Date: April 26, 2002

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release, dated as of April 26, 2002